UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05202

BNY Mellon Investment Funds IV, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	8/31
Date of reporting period:	8/31/2023

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Floating Rate Income Fund

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Floating Rate Income Fund

ANNUAL REPORT August 31, 2023

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period of September 1, 2022, through August 31, 2023, as provided by the fund’s primary portfolio managers, Kevin Cronk and Chris Barris of Alcentra NY, LLC, sub-adviser.

Market and Fund Performance Overview

For the 12-month period ended August 31, 2023, BNY Mellon Floating Rate Income Fund (the “fund”) produced a total return of 8.97% for Class A shares, 8.15% for Class C shares, 9.25% for Class I shares and 9.31% for Class Y shares.1 The fund’s benchmark, the Credit Suisse Leveraged Loan Index (the “Index”), produced a total return of 9.08% for the same period.2

Floating-rate loan returns rose as inflationary pressures eased, the U.S. Federal Reserve (the “Fed”) reduced the pace of interest-rate hikes, and economic growth remained positive. The fund’s performance relative to the Index proved mixed, with strong issue selection and allocations in some areas, balanced by weaker positioning in others.

The Fund’s Investment Approach

The fund seeks high current income. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in floating-rate loans and other floating-rate securities. These investments should enable the fund to effectively achieve a floating rate of income. The fund currently intends to invest principally in floating-rate loans and other floating-rate securities of U.S. issuers but may invest up to 30% of its net assets in securities of foreign issuers.

We buy and sell securities through a value-oriented, bottom-up research process that incorporates a top-down overlay. We use fundamental credit analysis to identify favorable and unfavorable risk/reward opportunities across quality segments, industries and credits, while seeking to mitigate downside risk. Fundamental analysis is complemented by our top-down outlook, which considers market fundamentals, technicals and valuations.

Rising Interest Rates and Favorable Economic Prospects Bolster Floating-Rate Loans

The reporting period began on a negative note, as loan prices broadly retreated in September and early October 2022 in the face of high levels of inflation and sharply rising interest rates. Although U.S. inflation appeared to peak before the period began, topping at over 9% in June, it remained over 8% at the start of the period, well above the Fed’s 2% target rate. The Fed responded with its third consecutive 0.75% increase to the federal funds rate in September, while indicating that additional increases were likely, increasing concerns of a possible recession. In Europe, inflation-related worries were exacerbated by Russia’s ongoing war in Ukraine, which increased energy prices and heightened regional geopolitical instability.

The economic backdrop began improving in mid-October as inflationary pressures eased, and economic data reassured investors that a recession was not imminent. In the United States, inflation dropped steadily, dipping below 3% in June 2023 and remaining under 4% through the end of the period. While the Fed continued to hike rates, the scale of increases eased, with a fourth 0.75% increase in November, followed by a 0.50% increase in December and four subsequent 0.25% increases in 2023. At the same time, the U.S.

economy continued to grow, bolstered by strong consumer spending, rising wages and robust levels of employment. Although European economic conditions proved less robust than those in the United States, European economies showed surprising strength despite the war in Ukraine, with warmer-than-expected winter temperatures limiting the impact of the conflict on energy prices. Floating-rate loans produced positive returns from October through the end of the period, with the strongest returns later in the period. Lower-quality instruments rated CCC and B outperformed their higher-quality counterparts rated BB and above, particularly during the second half of the period. Floating-rate assets also benefited from rising interest rates, as the average loan coupon increased from 6.18% at the beginning of the period to 9.11% as of August 31, 2023. Although slowing economic growth caused some erosion of company fundamentals, and defaults ticked slightly higher, underlying credit conditions for high yield and leveraged loan issuers remained generally favorable, with defaults remaining below historical averages.

Positive Credit Selection and Positioning Balanced by Mixed Allocations

The fund outperformed the Index most strongly in terms of credit selection, bolstered by a lack of defaults and strong selections in technology, telecommunications, health care, finance and services. These positive positions were partly offset by relatively weak selections in the energy, transportation and retail sectors. Relative returns also benefited from the fund’s out-of-Index positioning among collateralized loan obligations and European loans. However, a position in high yield bonds detracted slightly, largely due to the fixed-rate nature of those assets.

From a credit positioning perspective, returns relative to the Index benefited from underweight exposure to high-credit-quality loans rated BB and above, particularly in the second half of the period, when we increased the fund’s B-rated exposure given relative valuations. The fund’s credit-quality-related gains were partly mitigated by the negative impact of underweight exposure to lower quality credits rated CCC. However, credit positioning remained a net positive for the fund.

Sector allocation proved only slightly positive. Underweight exposure to broadcasting and entertainment & leisure proved positive during the first half of the period, as did overweight exposure to energy throughout the period. Conversely, underweight exposure to building materials, as well as overweight exposure to finance and telecommunications, detracted from relative returns.

The fund’s cash position detracted most significantly from relative performance, given the strong market returns during the period.

The fund used derivatives solely to manage currency exposure during the period, with no significant impact on overall performance.

Floating Rate Appears Well Positioned for the Current Environment

As of August 31, 2023, we believe the floating-rate asset class continues to look very attractive in both absolute and relative terms. In our opinion, bank loans are well positioned to outperform in the prevailing environment of relatively high but steady rates and positive economic growth, with the current yield of bank loans standing at 9.6%. Despite the recent uptick in defaults, we expect to see only modest further increases in defaults from here,

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

while spreads and yields for the asset class are adequately compensating investors for the incremental default risk.

Accordingly, the fund continues to maintain its disciplined investment approach, avoiding companies and credits we believe are overleveraged and vulnerable to default, and emphasizing issues that appear insulated from slowing economic growth. From a credit perspective, the fund holds underweight exposure to credits rated CCC and BB, and overweight exposure to credits rated B, while looking to selectively add exposure to well-positioned, lower-quality credits. Our large and experienced research team stands ready to identify attractive, idiosyncratic opportunities among individual credits, enabling the fund to take advantage of developing conditions.

September 15, 2023

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent, deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through December 30, 2023, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: FactSet – The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the leveraged loan market. Investors cannot invest directly in any index.

Floating-rate loans are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus.

The risks of an investment in a collateralized loan obligation (CLO) depend largely on the type of the collateral and the tranche of the CLO in which the fund invests. CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, market anticipation of defaults as well as aversion to CLO securities as an asset class.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Bonds are subject generally to interest-rate, credit, liquidity, call and market risks, to varying degrees. Generally, all other factors being equal, bond prices are inversely related to interest-rate and rate increases can cause price declines.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Floating Rate Income Fund with a hypothetical investment of $10,000 in the Credit Suisse Leveraged Loan Index.

† Source: Morningstar

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class A shares, Class C shares and Class I shares of BNY Mellon Floating Rate Income Fund on 9/27/13 (inception date) to a hypothetical investment of $10,000 made in the Credit Suisse Leveraged Loan Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Credit Suisse Leveraged Loan Index is an unmanaged index designed to track the performance of the investable universe of the U.S. dollar denominated leveraged loan market. Unlike a mutual fund, the Indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Floating Rate Income Fund with a hypothetical investment of $1,000,000 in the Credit Suisse Leveraged Loan Index.

† Source: Morningstar

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Floating Rate Income Fund on 9/27/13 (inception date) to a hypothetical investment of $1,000,000 made in the Credit Suisse Leveraged Loan Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all other applicable fees and expenses on Class Y shares. The Credit Suisse Leveraged Loan Index is an unmanaged index designed to track the performance of the investable universe of the U.S. dollar denominated leveraged loan market. Unlike a mutual fund, the Indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 8/31/2023
	Inception Date	1 Year	5 Years	From Inception
Class A shares
with maximum sales charge (2.50%)	9/27/13	6.26%	2.93%	2.93%
without sales charge	9/27/13	8.97%	3.45%	3.19%
Class C shares
with applicable redemption charge†	9/27/13	7.15%	2.68%	2.41%
without redemption	9/27/13	8.15%	2.68%	2.41%
Class I shares	9/27/13	9.25%	3.71%	3.46%
Class Y shares	9/27/13	9.31%	3.77%	3.49%
Credit Suisse Leveraged Loan Index	9/30/13	9.08%	4.27%	4.28%††

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† For comparative purposes, the value of the Indices on 9/30/13 is used as the beginning value on 9/27/13.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Floating Rate Income Fund from March 1, 2023 to August 31, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended August 31, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.23	$9.09	$3.99	$3.78
Ending value (after expenses)	$1,052.80	$1,048.80	$1,054.20	$1,055.30

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended August 31, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.14	$8.94	$3.92	$3.72
Ending value (after expenses)	$1,020.11	$1,016.33	$1,021.32	$1,021.53
†

Expenses are equal to the fund’s annualized expense ratio of 1.01% for Class A, 1.76% for Class C, .77% for Class I and .73% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

August 31, 2023

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 7.5%
Banks - .1%
Societe Generale SA, Jr. Sub. Bonds		7.88	12/18/2023	1,000,000	[b,c,d]	998,350
Building Materials - .2%
Eco Material Technologies, Inc., Sr. Scd. Notes		7.88	1/31/2027	1,370,000	[b]	1,337,148
Chemicals - .5%
Iris Holdings, Inc., Sr. Unscd. Notes		8.75	2/15/2026	1,500,000	[b,e]	1,408,131
Kobe US Midco 2, Inc., Sr. Unscd. Notes		9.25	11/1/2026	1,146,000	[b,e]	838,013
Olympus Water US Holding Corp., Sr. Scd. Notes	EUR	9.63	11/15/2028	1,500,000	[b]	1,631,313
					3,877,457
Collateralized Loan Obligations Debt - 3.1%
Arbour VII DAC CLO, Ser. 7A, CI. E, (3 Month EURIBOR +6.40%)	EUR	9.93	3/15/2033	1,000,000	[b,f]	1,000,558
Ares European XII DAC CLO, Ser. 12A, Cl. E, (3 Month EURIBOR +6.10%)	EUR	9.81	4/20/2032	1,450,000	[b,f]	1,466,224
Bain Capital Credit Ltd. CLO, Ser. 2022-5A, Cl. E, (3 Month TSFR +7.60%)		12.95	7/24/2034	1,000,000	[b,f]	982,917
Barings Euro DAC CLO, Ser. 2014-2A, Cl. FR, (3 Month EURIBOR +7.00%)	EUR	10.83	11/25/2029	2,000,000	[b,f]	1,788,705
Barings I Ltd. CLO, Ser. 2018-1A, Cl. D, (3 Month TSFR +5.76%)		11.07	4/15/2031	2,900,000	[b,f]	2,473,520
Barings III Ltd. CLO, Ser. 2019-3A, Cl. ER, (3 Month TSFR +6.96%)		12.29	4/20/2031	1,000,000	[b,f]	968,904
Battalion XVI Ltd. CLO, Ser. 2019-16A, Cl. ER, (3 Month TSFR +6.86%)		12.19	12/19/2032	2,000,000	[b,f]	1,746,304
CBAM Ltd. CLO, Ser. 2021-14A, Cl. E, (3 Month TSFR +6.76%)		12.09	4/20/2034	1,500,000	[b,f]	1,298,877
CIFC Funding IV Ltd. CLO, Ser. 2020-4A, Cl. E, (3 Month TSFR +7.11%)		12.42	1/15/2034	1,180,000	[b,f]	1,180,313
KKR 23 Ltd. CLO, Ser. 23, Cl. E, (3 Month TSFR +6.26%)		11.59	10/20/2031	2,000,000	[b,f]	1,811,174
KKR 26 Ltd. CLO, Ser. 26, Cl. ER, (3 Month TSFR +7.41%)		12.72	10/15/2034	1,000,000	[b,f]	971,353
Neuberger Berman Loan Advisers 24 Ltd. CLO, Ser. 2017-24A, Cl. E, (3 Month TSFR +6.28%)		11.60	4/19/2030	1,000,000	[b,f]	951,023
OZLM VI Ltd. CLO, Ser. 2014-6A, Cl. DS, (3 Month TSFR +6.31%)		11.62	4/17/2031	1,000,000	[b,f]	842,080

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 7.5% (continued)
Collateralized Loan Obligations Debt - 3.1% (continued)
Rockford Tower Europe DAC CLO, Ser. 2019-1A, Cl. E, (3 Month EURIBOR +6.03%)	EUR	9.74	1/20/2033	1,000,000	[b,f]	1,005,742
Sound Point XXXIII Ltd. CLO, Ser. 2022-1A, Cl. E, (3 Month TSFR +6.70%)		12.05	4/25/2035	2,000,000	[b,f]	1,749,394
St. Pauls CLO, Ser. 11-A, Cl. E, (3 Month EURIBOR +6.00%)	EUR	9.66	1/17/2032	1,000,000	[b,f]	1,006,211
Trimaran CAVU Ltd. CLO, Ser. 2019-1A, CI. E, (3 Month TSFR +7.30%)		12.63	7/20/2032	2,840,000	[b,f]	2,699,857
					23,943,156
Consumer Discretionary - .2%
NCL Finance Ltd., Gtd. Notes		6.13	3/15/2028	1,500,000	[b]	1,353,750
Diversified Financials - .3%
PennyMac Financial Services, Inc., Gtd. Notes		5.38	10/15/2025	2,000,000	[b]	1,937,600
Energy - .4%
CQP Holdco LP/Bip-V Chinook Holdco LLC, Sr. Scd. Notes		5.50	6/15/2031	1,500,000	[b]	1,370,144
New Fortress Energy, Inc., Sr. Scd. Notes		6.75	9/15/2025	1,500,000	[b]	1,451,272
					2,821,416
Industrial - .2%
Artera Services LLC, Sr. Scd. Notes		9.03	12/4/2025	825,000	[b]	768,407
Husky III Holding Ltd., Sr. Unscd. Notes		13.00	2/15/2025	998,000	[b,e]	998,000
					1,766,407
Information Technology - .2%
Black Knight InfoServ LLC, Gtd. Notes		3.63	9/1/2028	1,500,000	[b]	1,391,085
Insurance - .2%
Global Atlantic Financial Co., Gtd. Notes		3.13	6/15/2031	1,500,000	[b]	1,113,451
Materials - .2%
Kleopatra Finco Sarl, Sr. Scd. Bonds	EUR	4.25	3/1/2026	2,033,000	[b]	1,845,686
Media - .4%
DISH Network Corp., Sr. Scd. Notes		11.75	11/15/2027	1,500,000	[b]	1,523,311
iHeartCommunications, Inc., Sr. Scd. Notes		6.38	5/1/2026	2,000,000		1,747,030
					3,270,341
Real Estate - .4%
Rithm Capital Corp., Sr. Unscd. Notes		6.25	10/15/2025	1,500,000	[b]	1,415,363
Starwood Property Trust, Inc., Sr. Unscd. Notes		3.75	12/31/2024	2,000,000	[b]	1,925,060
					3,340,423

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 7.5% (continued)
Retailing - .4%
PetSmart, Inc./PetSmart Finance Corp., Gtd. Notes		7.75	2/15/2029	1,500,000	[b]	1,433,868
QVC, Inc., Sr. Scd. Notes		4.85	4/1/2024	1,500,000		1,458,764
					2,892,632
Telecommunication Services - .1%
Altice France Holding SA, Sr. Scd. Notes	EUR	8.00	5/15/2027	840,000	[b]	443,154
Altice France Holding SA, Sr. Scd. Notes		10.50	5/15/2027	660,000	[b]	358,713
					801,867
Utilities - .6%
NRG Energy, Inc., Jr. Sub. Bonds		10.25	3/15/2028	1,260,000	[b,d]	1,238,840
Solaris Midstream Holdings LLC, Gtd. Notes		7.63	4/1/2026	1,500,000	[b]	1,475,711
Vistra Corp., Jr. Sub. Notes		7.00	12/15/2026	2,160,000	[b,d]	2,001,241
					4,715,792
Total Bonds and Notes (cost $59,829,842)				57,406,561

Floating Rate Loan Interests - 87.0%
Advertising - 1.0%
CB Poly US Holdings, Inc., Initial Term Loan, (1 Month TSFR +5.50%)		10.83	5/20/2029	1,480,359	[f]	1,412,633
Clear Channel Outdoor Holdings, Term Loan B, (3 Month TSFR +3.50%)		9.13	8/23/2026	4,070,782	[f]	3,991,056
Dotdash Meredith, Inc., Term Loan B, (1 Month TSFR +4.00%)		9.42	12/1/2028	1,970,000	[f]	1,903,512
					7,307,201
Aerospace & Defense - 2.1%
Barnes Group, Inc., Term Loan B, (1 Month TSFR +3.00%)		3.00	8/31/2030	2,253,333	[f]	2,259,902
Dynasty Acquisition I Co., Term Loan B-1, (1 Month TSFR +4.00%)		9.32	8/16/2028	3,866,503	[f]	3,864,473
Propulsion BC Newco LLC, Initial Term Loan, (3 Month TSFR +3.75%)		8.99	9/14/2029	3,201,046	[f]	3,198,245
Spirit AeroSystems, Inc., New Initial Term Loan, (3 Month TSFR +4.25%)		9.62	1/15/2027	2,845,026	[f]	2,844,315
Standard Aero Ltd., Refinancing Term Loan B-2, (3 Month TSFR +4.00%)		9.32	8/16/2028	1,657,073	[f]	1,656,203

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 87.0% (continued)
Aerospace & Defense - 2.1% (continued)
TransDigm, Inc., Term Loan I, (3 Month TSFR +3.25%)		8.49	8/24/2028	2,254,895	[f]	2,259,122
					16,082,260
Airlines - 1.3%
AAdvantage Loyalty LP, Initial Term Loan, (3 Month TSFR +5.01%)		10.34	4/20/2028	5,820,432	[f]	6,052,813
Mileage Plus Holdings, Inc., Initial Term Loan, (3 Month LIBOR +5.25%)		10.76	6/20/2027	3,840,000	[f]	4,008,000
					10,060,813
Automobiles & Components - 1.6%
Burgess Point Purchaser, Initial Term Loan, (1 Month TSFR +5.35%)		10.68	7/25/2029	2,610,759	[f]	2,490,716
Clarios Global LP, First Lien Amendment No. 1 Euro Term Loan, (1 Month EURIBOR +3.25%)	EUR	6.88	4/30/2026	5,286,297	[f]	5,734,431
First Brands Group LLC, 2022 Incremental Term Loan, (3 Month TSFR +5.00%)		10.88	3/30/2027	3,137,037	[f]	3,099,785
Truck Hero, Inc., Initial Term Loan, (1 Month TSFR +3.75%)		9.18	2/24/2028	831,936	[f]	808,367
					12,133,299
Banks - .5%
Ascensus Holdings, Inc., First Lien Initial Term Loan, (1 Month TSFR +3.61%)		8.95	8/2/2028	2,488,580	[f]	2,462,152
Ascensus Holdings, Inc., Second Lien Initial Term Loan, (3 Month TSFR +6.76%)		12.03	8/2/2029	1,279,792	[f]	1,214,203
					3,676,355
Beverage Products - .6%
Triton Water Holdings, Inc., First Lien Initial Term Loan, (3 Month TSFR +3.51%)		8.75	3/31/2028	4,816,540	[f]	4,741,956
Building Materials - 1.5%
Associated Asphalt Partners LLC, Tranche Term Loan B, (6 Month LIBOR +5.25%)		10.98	4/5/2024	1,490,913	[f]	1,303,058
Cornerstone Building, New Term Loan B, (1 Month TSFR +3.35%)		8.66	4/12/2028	5,013,447	[f]	4,908,490
Emerald Debt Merger, Term Loan B, (1 Month TSFR +3.00%)		8.33	5/31/2030	2,377,523	[f]	2,382,920

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 87.0% (continued)
Building Materials - 1.5% (continued)
Tamko Building Products, Inc., Initial Term Loan, (3-6 Month TSFR +3.35%)		8.41	5/31/2026	2,943,725	[f]	2,949,244
					11,543,712
Chemicals - 1.6%
Aruba Investment Holding, First Lien Initial Dollar Term Loan, (1 Month TSFR +4.10%)		9.43	11/24/2027	2,172,570	[f]	2,116,909
Herens US Holdco Corp., USD Facility Term Loan B, (3 Month TSFR +3.93%)		9.27	7/3/2028	2,367,837	[f]	2,087,071
Nouryon Finance BV, Extended Euro Term Loan, (3 Month EURIBOR +4.25%)	EUR	7.77	4/3/2028	2,000,000	[f]	2,153,422
Nouryon USA LLC, 2023 Term Loan, (3 Month TSFR +4.10%)		9.35	4/3/2028	1,000,000	[f]	998,750
Olympus Water US Holding Corp., Initial Euro Term Loan, (3 Month EURIBOR +4.00%)	EUR	7.60	11/9/2028	2,000,000	[f]	2,126,410
SCIH Salt Holdings, Inc., First Lien Incremental Term Loan B-1, (3 Month TSFR +4.26%)		9.63	3/16/2027	2,884,298	[f]	2,884,312
					12,366,874
Commercial & Professional Services - 10.2%
Adtalem Global Education, Term Loan B, (1 Month TSFR +4.11%)		9.45	8/12/2028	1,465,433	[f]	1,468,415
Albion Financing 3 Sarl, 2023 Incremental US Dollar Term Loan, (3 Month TSFR +5.50%)		10.88	8/17/2026	997,500	[f]	999,994
Albion Financing 3 Sarl, Term Loan B, (3 Month LIBOR +5.25%)		10.60	8/17/2026	1,793,415	[f]	1,795,657
Allied Universal Holdco, USD Term Loan, (1 Month TSFR +3.75%)		9.18	5/14/2028	1,447,858	[f]	1,409,512
American Auto Auction, First Lien Tranche Term Loan B, (3 Month TSFR +5.00%)		10.24	12/30/2027	1,874,250	[f]	1,780,537
CHG Healthcare Services, Inc., First Lien Initial Term Loan, (1 Month TSFR +3.36%)		8.70	9/30/2028	2,969,773	[f]	2,955,400
CHG Healthcare Services, Inc., Term Loan, (1 Month TSFR +3.75%)		4.25	9/30/2028	2,000,000	[f]	2,003,750
CoreLogic, Inc., First Lien Initial Term Loan, (1 Month TSFR +3.61%)		8.95	6/2/2028	4,045,000	[f]	3,782,803
Division Holding Corp., Term Loan B, (1 Month TSFR +4.86%)		10.20	5/27/2028	3,180,531	[f]	3,159,317

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 87.0% (continued)
Commercial & Professional Services - 10.2% (continued)
Electro Rent Corp., Extended Term Loan, (3 Month TSFR +5.50%)		10.83	11/1/2024	2,374,064	[f]	2,293,940
Element Material Technology, Delayed Draw Term Loan B, (3 Month TSFR +4.35%)		9.59	6/24/2029	813,578	[f,g]	799,341
Element Material Technology, USD Initial Term Loan B, (3 Month TSFR +4.35%)		9.59	6/24/2029	1,762,753	[f]	1,731,905
Galaxy US Opco, Inc., Initial Term Loan, (1 Month TSFR +4.75%)		10.08	5/2/2029	1,663,468	[f]	1,584,453
House of HR Group BV, Term Loan, (6 Month EURIBOR +5.50%)	EUR	9.12	11/3/2029	1,500,000	[f]	1,622,142
Indy US Holdco LLC, Fifth Amendment Incremental Term Loan, (1 Month TSFR +6.25%)		11.58	3/5/2028	4,188,071	[f]	4,104,310
Kingpin Intermediate Holdings, Term Loan, (1 Month TSFR +3.50%)		8.83	2/8/2028	2,000,000	[f]	1,998,750
KUEHG Corp., Term Loan, (3 Month TSFR +5.00%)		10.24	6/12/2030	3,000,000	[f]	3,009,105
Modulaire Group Holdings, Facility Term Loan B, (3 Month EURIBOR +4.43%)	EUR	8.02	12/31/2028	1,500,000	[f]	1,529,389
MPH Acquisition Holdings, Initial Term Loan, (3 Month TSFR +4.51%)		9.92	9/1/2028	2,472,254	[f]	2,331,842
Neptune Bidco US, Inc., Dollar Term Loan B, (3 Month TSFR +5.10%)		10.40	4/11/2029	3,991,807	[f]	3,649,170
OMNIA Partners LLC, Delayed Draw Term Loan, (3 Month TSFR +1.00%)		1.00	7/25/2030	281,233	[f,g]	282,376
OMNIA Partners LLC, Initial Term Loan, (3 Month TSFR +4.25%)		9.60	7/25/2030	2,993,767	[f]	3,005,937
Prime Security Services Borrower, 2021 Refinancing Term Loan B-1, (1 Month TSFR +2.86%)		8.18	9/23/2026	1,462,045	[f]	1,464,099
RLG Holdings LLC, First Lien Closing Date Initial Term Loan, (1 Month TSFR +4.25%)		9.70	7/8/2028	1,563,401	[f]	1,512,591
Safe Fleet Holdings LLC, 2022 Initial Term Loan, (1 Month TSFR +3.85%)		9.17	2/23/2029	2,482,406	[f]	2,488,835
Safe Fleet Holdings LLC, Second Lien Initial Term Loan, (1 Month TSFR +6.85%)		12.18	2/1/2026	1,613,200	[f]	1,543,429
Spring Education Group, First Lien Initial Term Loan, (3 Month LIBOR +4.00%)		9.54	7/30/2025	2,149,628	[f]	2,151,423

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 87.0% (continued)
Commercial & Professional Services - 10.2% (continued)
The Hertz Corp., Initial Term Loan B, (1 Month TSFR +3.36%)		8.70	6/30/2028	2,753,426	[f]	2,754,954
The Hertz Corp., Initial Term Loan C, (1 Month TSFR +3.36%)		8.70	6/30/2028	529,505	[f]	529,799
Thevelia US LLC, Term Loan, (2 Month TSFR +4.15%)		9.50	6/1/2029	3,000,000	[f]	3,007,500
TMF Sapphire Bidco BV, Facility Term Loan B-2, (2 Month TSFR +5.00%)		10.37	4/28/2028	2,000,000	[f]	2,016,670
Trans Union LLC, 2021 Incremental Term Loan B-6, (1 Month TSFR +2.25%)		7.70	12/1/2028	1,700,661	[f]	1,702,439
Verscend Holding Corp., New Term Loan B, (1 Month TSFR +4.11%)		9.45	8/27/2025	5,983,460	[f]	5,989,862
WMB Holdings, Inc., USD Tranche Term Loan B, (1 Month TSFR +3.35%)		8.68	11/3/2029	2,703,791	[f]	2,709,712
WP/AP Holdings, Facility Term Loan B, (3 Month EURIBOR +3.90%)	EUR	7.50	11/18/2028	2,000,000	[f]	2,167,757
					77,337,115
Consumer Discretionary - 7.1%
AI Aqua Merger Sub, Inc., Initial Term Loan B, (1 Month TSFR +3.75%)		9.06	7/30/2028	2,749,552	[f]	2,744,645
AP Gaming I LLC, Term Loan B, (3 Month TSFR +4.00%)		9.39	2/15/2029	3,438,115	[f]	3,431,136
Caesars Entertainment, Inc., Term Loan B, (1 Month TSFR +3.35%)		8.68	2/6/2030	2,131,766	[f]	2,136,573
Carnival Corp., 2021 Advance Incremental Term Loan B, (1 Month TSFR +3.36%)		8.70	10/18/2028	2,435,818	[f]	2,434,685
Carnival Corp., Senior Secured Term Loan B, (1 Month EURIBOR +3.75%)	EUR	7.38	6/30/2025	1,465,995	[f]	1,597,107
Cirque Du Soleil Holding, Initial Term Loan, (3 Month TSFR +4.25%)		9.49	3/8/2030	1,995,000	[f]	1,977,544
Dealer Tire Financial LLC, Term Loan B-2, (1 Month TSFR +4.50%)		9.83	12/14/2027	2,962,675	[f]	2,965,134
ECL Entertainment LLC, Term Loan B, (1 Month TSFR +4.75%)		5.50	8/16/2030	1,840,000	[f]	1,850,350
Fitness & Sports Clubs LLC, Term Loan A, (3 Month TSFR +2.40%)		7.77	4/18/2023	1,493,081	[f]	1,483,129
Fitness & Sports Clubs LLC, Term Loan B, (3 Month TSFR +3.40%)		8.77	4/18/2025	500,000	[f]	496,680

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 87.0% (continued)
Consumer Discretionary - 7.1% (continued)
Flutter Financing BV, Term Loan B, (3 Month TSFR +3.25%)		8.75	7/4/2028	1,478,862	[f]	1,481,731
Great Canadian Gaming Co., Term Loan B, (3 Month LIBOR +4.00%)		9.52	11/1/2026	2,740,609	[f]	2,751,325
J&J Ventures Gaming LLC, Delayed Draw Term Loan, (1 Month TSFR +4.25%)		5.00	4/26/2028	1,550,606	[f]	1,504,088
J&J Ventures Gaming LLC, Delayed Term Loan, (1 Month TSFR +4.25%)		5.00	4/26/2028	2,791,092	[f]	2,707,359
Ontario Gaming GTA LP, Term Loan B, (3 Month TSFR +4.25%)		9.62	8/1/2030	3,308,333	[f]	3,319,714
Recess Holdings, Inc., New Term Loan, (1 Month TSFR +4.00%)		5.00	3/24/2027	4,763,514	[f]	4,769,468
Scientific Games Holdings, Term Loan B-2, (3 Month TSFR +3.50%)		8.77	4/4/2029	4,174,600	[f]	4,159,593
Scientific Games International, Initial Term Loan B, (1 Month TSFR +3.10%)		8.41	4/14/2029	3,397,807	[f]	3,404,789
Stars Group Holdings BV, 2021 Refinancing Euro Term Loan, (3 Month EURIBOR +2.50%)	EUR	6.10	7/10/2025	1,500,000	[f]	1,631,104
Tecta America Corp., First Lien Initial Term Loan, (1 Month TSFR +4.00%)		9.45	4/10/2028	2,142,960	[f]	2,145,639
Tecta America Corp., Term Loan B, (1 Month TSFR +4.25%)		5.00	4/10/2028	1,970,000	[f]	1,972,462
Windsor Holdings III LLC, Dollar Term Loan B, (1 Month TSFR +4.50%)		9.82	6/27/2030	3,373,334	[f]	3,366,317
					54,330,572
Consumer Durables & Apparel - .2%
S&S Holdings LLC, First Lien Initial Term Loan, (3 Month TSFR +5.10%)		10.41	3/11/2028	1,957,031	[f]	1,867,340
Consumer Staples - .9%
Hunter Douglas, Inc., Tranche Term Loan B-1, (3 Month TSFR +3.50%)		8.89	2/25/2029	3,729,255	[f]	3,633,711
Kronos Acquisition Holdings, Inc., Tranche Term Loan B-1, (3 Month TSFR +4.01%)		9.25	12/22/2026	3,072,164	[f]	3,041,442
					6,675,153

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 87.0% (continued)
Diversified Financials - 3.3%
Apex Group Treasury LLC, Incremental Term Loan B, (3 Month TSFR +5.00%)	10.31	7/27/2028	1,990,000	[f]	1,992,488
BHN Merger Sub, Inc., First Lien Term Loan, (3 Month TSFR +2.75%)	8.17	6/15/2025	3,276,263	[f]	3,274,216
BHN Merger Sub, Inc., Second Lien Term Loan, (1 Month TSFR +7.10%)	12.41	6/15/2026	1,980,000	[f]	1,938,856
Edelman Financial Center, 2021 Refinancing Term Loan, (1 Month TSFR +3.61%)	8.95	4/7/2028	3,532,962	[f]	3,497,827
Edelman Financial Center, Second Lien Initial Term Loan, (1 Month TSFR +6.86%)	12.20	7/20/2026	1,530,000	[f]	1,504,372
GT Polaris, Inc., First Amendment Term Loan, (3 Month TSFR +3.75%)	9.38	9/24/2027	926,176	[f]	886,563
Hudson River Trading LLC, Term Loan, (3 Month TSFR +3.26%)	8.63	3/18/2028	3,570,530	[f]	3,531,629
Jane Street Group LLC, Dollar Term Loan, (1 Month TSFR +2.86%)	8.20	1/26/2028	2,974,568	[f]	2,973,735
Nexus Buyer LLC, Initial Term Loan, (1 Month TSFR +3.85%)	9.18	11/8/2026	1,740,979	[f]	1,721,611
Russell Investments US, 2025 New Term Loan, (1 Month TSFR +3.60%)	8.58	5/30/2025	3,701,513	[f]	3,435,004
				24,756,301
Electronic Components - .5%
Roper Industrial Product, Initial Dollar Term Loan, (3 Month TSFR +4.50%)	9.74	11/22/2029	4,137,311	[f]	4,147,965
Energy - 2.3%
Freeport LNG Investments, Initial Term Loan B, (3 Month TSFR +3.50%)	9.09	12/21/2028	3,905,104	[f]	3,876,069
Oryx Midstream Services, 2023 Incremental Term Loan, (1 Month TSFR +3.36%)	8.68	10/5/2028	3,473,934	[f]	3,479,249
Traverse Midstream Partners, Advance Term Loan, (3 Month TSFR +3.85%)	9.22	9/27/2024	5,004,678	[f]	5,010,309
UGI Energy Services LLC, 2023 Incremental Term Loan, (1 Month TSFR +3.25%)	8.68	2/22/2030	1,492,500	[f]	1,493,284

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 87.0% (continued)
Energy - 2.3% (continued)
WaterBridge Midstream Operating, Initial Term Loan, (3 Month TSFR +6.01%)		11.36	6/21/2026	3,893,255	[f]	3,910,969
					17,769,880
Environmental Control - .7%
Covanta Holding Corp., 2023 Incremental Term Loan B, (1 Month TSFR +3.00%)		8.31	11/30/2028	930,233	[f]	931,786
Covanta Holding Corp., 2023 Incremental Term Loan C, (1 Month TSFR +3.00%)		8.31	11/30/2028	69,767	[f]	69,884
Covanta Holding Corp., Initial Term Loan B, (1 Month TSFR +2.50%)		7.83	11/30/2028	2,307,445	[f]	2,302,519
Covanta Holding Corp., Initial Term Loan C, (1 Month TSFR +2.50%)		7.83	11/30/2028	175,030	[f]	174,657
EnergySolutions LLC, Initial Term Loan, (3 Month LIBOR +3.75%)		9.29	5/11/2025	1,694,956	[f]	1,689,922
					5,168,768
Financials - .3%
Jump Financial LLC, Term Loan, (3 Month TSFR +4.76%)		10.00	8/6/2028	2,483,573	[f]	2,384,230
Food Products - .6%
Froneri Lux FinCo Sarl, Facility Term Loan B-1, (6 Month EURIBOR +2.13%)	EUR	6.10	1/31/2027	3,000,000	[f]	3,223,236
Upfield BV, Facility Term Loan B-1, (3 Month EURIBOR +3.50%)	EUR	3.50	7/2/2025	1,079,367	[f]	1,169,218
					4,392,454
Food Service - .2%
Telfer Investments SL, Facility Term Loan B-1, (6 Month EURIBOR +4.75%)	EUR	8.49	7/1/2026	1,500,000	[f]	1,566,636
Health Care - 8.4%
Aenova Holding GmbH, Facility Term Loan B-2, (3 Month EURIBOR +4.50%)	EUR	8.21	3/31/2026	1,500,000	[f]	1,625,842
AI Sirona Luxembourg Acquisition Sarl, Facility Term Loan B-2, (3 Month EURIBOR +5.00%)	EUR	5.00	9/30/2028	2,000,000	[f]	2,175,900
Auris Luxembourg III SA, Facility Term Loan B-2, (3-6 Month LIBOR +3.75%)		9.11	2/21/2026	4,842,395	[f]	4,689,860
Cheplapharm Arzneimittel GmbH, Term Loan B, (3 Month EURIBOR +3.75%)	EUR	7.42	2/22/2029	2,000,000	[f]	2,158,485
Elsan SAS, Facility Term Loan B-5, (3 Month EURIBOR +3.35%)	EUR	6.87	6/16/2028	2,000,000	[f]	2,144,519

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 87.0% (continued)
Health Care - 8.4% (continued)
eResearchTechnology, Inc., First Lien Initial Term Loan, (1 Month TSFR +4.61%)		9.95	2/4/2027	3,105,096	[f]	3,042,994
Financiere Mendel SASU, Term Loan, (3 Month EURIBOR +4.25%)	EUR	7.85	4/12/2026	2,000,000	[f]	2,176,074
Gainwell Acquisition Corp., Term Loan B, (3 Month TSFR +4.10%)		9.34	10/1/2027	6,540,864	[f]	6,450,927
GHX Ultimate Parent Corp., 2023 Term Loan, (3 Month TSFR +4.75%)		10.12	6/28/2027	1,980,000	[f]	1,981,861
LifePoint Health, Inc., First Lien Term Loan B, (3 Month TSFR +4.01%)		9.38	11/16/2025	4,778,292	[f]	4,746,636
Medline Borrower LP, Initial Dollar Term Loan, (1 Month TSFR +3.36%)		8.70	10/21/2028	6,841,050	[f]	6,844,607
Midwest Physician Administrative Services LLC, First Lien Term Loan, (3 Month LIBOR +3.25%)		8.79	3/12/2028	1,989,822	[f]	1,808,877
Nidda Healthcare Holding, Term Loan F, (3 Month EURIBOR +3.50%)	EUR	7.31	8/21/2026	1,500,000	[f]	1,614,838
Packaging Coordinators, First Lien Term Loan B, (3 Month TSFR +3.50%)		9.00	11/30/2027	2,494,898	[f]	2,487,101
PetVet Care Centers LLC, First Lien Initial Term Loan, (1 Month TSFR +2.75%)		8.18	2/14/2025	374,013	[f]	370,819
PetVet Care Centers LLC, Second Lien Initial Term Loan, (1 Month TSFR +6.25%)		11.68	2/15/2026	1,488,652	[f]	1,464,089
Sharp Services LLC, First Lien Initial Term Loan, (3 Month TSFR +4.10%)		9.34	1/20/2029	3,888,112	[f]	3,883,252
Sotera Health Holdings LLC, Initial Term Loan, (1 Month TSFR +3.75%)		9.07	12/13/2026	1,665,000	[f]	1,671,244
Sotera Health Holdings LLC, Term Loan, (1 Month TSFR +2.86%)		8.20	12/11/2026	1,359,529	[f]	1,348,055
Surgery Center Holdings, Inc., 2021 New Term Loan, (1 Month LIBOR +3.75%)		9.18	8/31/2026	4,753,149	[f]	4,767,717
US Anesthesia Partners, Initial Term Loan, (1 Month TSFR +4.36%)		9.68	10/1/2028	2,224,714	[f]	2,084,445

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 87.0% (continued)
Health Care - 8.4% (continued)
WCG Purchaser Corp., First Lien Initial Term Loan, (1 Month TSFR +4.11%)		9.43	1/8/2027	4,290,436	[f]	4,258,258
					63,796,400
Industrial - 2.4%
Brown Group Holding LLC, Incremental Facility Term Loan B-2, (1-3 Month TSFR +3.75%)		9.12	7/2/2029	1,994,975	[f]	1,996,222
Emerald Expo Holdings, Inc., Refinancing Term Loan, (3 Month LIBOR +2.50%)		2.75	5/22/2024	2,459,895	[f]	2,464,507
Innio Group Holding GmbH, Facility Term Loan B, (6 Month EURIBOR +3.00%)	EUR	6.34	11/6/2025	2,250,000	[f]	2,439,946
LSF12 Badger Bidco LLC, Term Loan B, (1 Month TSFR +6.00%)		6.00	7/25/2030	2,320,000	[f]	2,302,600
Powerteam Services LLC, First Lien Initial Term Loan, (3 Month TSFR +3.25%)		8.59	3/6/2025	1,510,000	[f]	1,413,269
Revere Power LLC, Term Loan B, (1 Month LIBOR +4.25%)		6.58	3/29/2026	2,241,559	[f]	1,895,978
Revere Power LLC, Term Loan C, (1 Month LIBOR +4.25%)		6.58	3/29/2026	196,308	[f]	166,043
TK Elevator Midco GmbH, Repriced Euro Term Loan, (6 Month EURIBOR +3.63%)	EUR	4.26	7/31/2027	1,500,000	[f]	1,617,547
TK Elevator Midco GmbH, Term Loan B, (6 Month LIBOR +3.93%)		9.38	7/31/2027	1,000,000	[f]	999,935
VAC Germany Holding GmbH, Term Loan B, (6 Month LIBOR +4.00%)		9.73	3/8/2025	2,937,250	[f]	2,878,505
					18,174,552
Information Technology - 11.1%
Applied Systems, Inc., 2026 Term Loan, (3 Month TSFR +4.50%)		9.74	9/19/2026	2,184,525	[f]	2,195,611
Ascend Learning LLC, Initial Term Loan, (1 Month TSFR +3.60%)		8.93	12/10/2028	4,704,040	[f]	4,540,245
AthenaHealth Group, Inc., Initial Delayed Draw Term Loan, (3 Month TSFR +3.50%)		3.50	2/15/2029	48,247	[f,g]	47,599
AthenaHealth Group, Inc., Initial Term Loan, (1 Month TSFR +3.50%)		8.82	2/15/2029	5,422,457	[f]	5,365,955
Boxer Parent Co., Inc., 2021 Replacement Dollar Term Loan, (1 Month TSFR +3.75%)		9.20	10/2/2025	4,128,727	[f]	4,132,526
Central Parent, Inc., Initial Term Loan, (3 Month TSFR +4.25%)		9.49	7/6/2029	2,148,453	[f]	2,152,439

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 87.0% (continued)
Information Technology - 11.1% (continued)
ConnectWise LLC, Initial Term Loan, (1 Month TSFR +3.61%)	8.95	9/30/2028	2,994,937	[f]	2,949,069
CT Technologies, 2021 Reprice Term Loan, (1 Month TSFR +4.25%)	9.70	12/16/2025	2,053,063	[f]	1,946,016
Epicor Software Corp., Term Loan, (1 Month TSFR +3.75%)	4.50	7/31/2027	1,000,000	[f]	1,002,660
Epicor Software Corp., Term Loan C, (1 Month TSFR +3.36%)	8.70	7/31/2027	3,979,540	[f]	3,980,216
Finastra USA, Inc., First Lien Dollar Term Loan, (6 Month LIBOR +3.50%)	9.23	6/13/2024	3,336,279	[f]	3,335,946
Finthrive Software Intermediate, Term Loan, (1 Month TSFR +4.11%)	9.45	12/17/2028	2,553,919	[f]	2,183,601
Genesys Cloud Services, Dollar Term Loan B-4, (1 Month TSFR +4.11%)	9.45	12/1/2027	3,227,464	[f]	3,231,514
HS Purchaser LLC, First Lien 7th Amendment Refinancing Term Loan, (3 Month TSFR +4.00%)	9.47	11/30/2026	3,205,825	[f]	3,097,628
Hyland Software, Inc., 2018 Refinancing Term Loan, (1 Month TSFR +3.50%)	8.95	7/1/2024	4,123,526	[f]	4,125,629
Hyland Software, Inc., 2021-1 Incremental Facility Term Loan, (1 Month TSFR +6.25%)	11.70	7/7/2025	1,915,000	[f]	1,907,579
Idera, Inc., First Lien Initial Term Loan, (3 Month TSFR +3.75%)	9.27	3/2/2028	3,835,382	[f]	3,799,904
Mitchell International, First Lien Initial Term Loan, (1 Month TSFR +3.86%)	9.20	10/15/2028	3,099,332	[f]	3,059,180
Mitchell International, Second Lien Initial Term Loan, (1 Month TSFR +6.61%)	11.95	10/15/2029	784,615	[f]	712,529
Polaris Newco LLC, First Lien Dollar Term Loan, (3 Month LIBOR +4.00%)	9.54	6/4/2028	3,113,950	[f]	3,028,970
Project Boost Purchaser, Senior Secured First Lien Term Loan, (1 Month TSFR +3.61%)	8.95	5/30/2026	2,000,000	[f]	1,999,750
Quartz Acquireco LLC, Term Loan, (1 Month TSFR +3.50%)	8.82	6/28/2030	2,178,000	[f]	2,180,722
Quest Software, Inc., First Lien Initial Term Loan, (3 Month TSFR +4.40%)	9.77	2/1/2029	3,678,424	[f]	3,027,803
RealPage, Inc., First Lien Initial Term Loan, (1 Month TSFR +3.11%)	8.45	4/22/2028	3,482,278	[f]	3,449,232

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 87.0% (continued)
Information Technology - 11.1% (continued)
RealPage, Inc., Second Lien Initial Term Loan, (1 Month TSFR +6.61%)	11.95	4/22/2029	760,000	[f]	765,381
Renaissance Holdings Corp., First Lien Initial Term Loan, (3 Month TSFR +4.75%)	9.99	5/30/2025	1,500,000	[f]	1,504,575
SolarWinds Holdings, Inc., 2022 Refinancing Term Loan, (1 Month TSFR +3.75%)	9.08	2/5/2027	3,409,287	[f]	3,416,839
Tibco Software, Inc., Term Loan, (3 Month TSFR +4.60%)	9.84	9/30/2028	1,854,770	[f]	1,790,187
UKG, Inc., 2021 Second Lien Incremental Term Loan, (3 Month TSFR +5.35%)	10.62	5/3/2027	1,430,000	[f]	1,426,303
UKG, Inc., First Lien Initial Term Loan, (3 Month TSFR +3.75%)	9.22	5/3/2026	5,833,376	[f]	5,842,184
West Technology Group LLC, Term Loan B-3, (1 Month TSFR +4.00%)	9.58	4/10/2027	2,340,000	[f]	2,246,072
				84,443,864
Insurance - 5.6%
Acrisure LLC, 2020 Term Loan B, (1 Month LIBOR +3.50%)	8.95	2/15/2027	2,063,390	[f]	2,027,095
Acrisure LLC, 2022 Additional Term Loan, (3 Month TSFR +5.75%)	11.12	2/15/2027	4,553,908	[f]	4,576,677
Alliant Holdings Intermediate, 2021-2 New Term Loan, (1 Month LIBOR +3.50%)	8.93	11/6/2027	2,216,833	[f]	2,218,074
Alliant Holdings Intermediate, Term Loan B-5, (1 Month TSFR +3.50%)	8.81	11/6/2027	1,718,812	[f]	1,720,041
Amynta Agency Borrower, 2023 Refinancing Term Loan, (1 Month TSFR +5.10%)	10.43	2/28/2028	4,301,796	[f]	4,302,570
AssuredPartners, Inc., 2022-2 Term Loan, (1 Month TSFR +4.25%)	9.58	2/13/2027	2,977,500	[f]	2,988,666
Asurion LLC, New Term Loan B-4, (1 Month TSFR +5.36%)	10.70	1/20/2029	3,004,663	[f]	2,646,192
Asurion LLC, New Term Loan B-8, (3 Month LIBOR +3.25%)	8.79	12/23/2026	4,244,779	[f]	4,134,117
Asurion LLC, Second Lien Term Loan B-3, (1 Month TSFR +5.36%)	10.70	2/3/2028	4,717,585	[f]	4,241,392
BroadStreet Partners, Inc., Initial Term Loan B, (1 Month TSFR +4.00%)	9.33	1/26/2029	2,000,000	[f]	2,002,710

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 87.0% (continued)
Insurance - 5.6% (continued)
HUB International Ltd., Term Loan B, (3 Month TSFR +4.25%)	9.58	6/20/2030	3,530,000	[f]	3,545,638
OneDigital Borrower LLC, 2021 Term Loan B, (1 Month TSFR +4.35%)	9.68	11/16/2027	3,840,506	[f]	3,840,506
Sedgwick CMS, Inc., Term Loan B, (1 Month TSFR +3.75%)	9.08	2/24/2028	4,160,826	[f]	4,173,454
				42,417,132
Internet Software & Services - 3.8%
Arches Buyer, Inc., Refinancing Term Loan, (1 Month TSFR +3.25%)	8.68	12/6/2027	3,306,206	[f]	3,221,484
CNT Holdings I Corp., First Lien Initial Term Loan, (3 Month TSFR +3.50%)	8.80	11/8/2027	2,336,974	[f]	2,336,763
Endure Digital, Inc., Initial Term Loan, (6 Month LIBOR +3.50%)	8.79	2/10/2028	1,586,719	[f]	1,519,283
ION Trading Finance Ltd., Initial Dollar Term Loan, (3 Month TSFR +4.85%)	10.09	4/1/2028	2,986,037	[f]	2,930,975
Magnite, Inc., Initial Term Loan, (1-3 Month TSFR +5.27%)	10.69	4/30/2028	2,248,528	[f]	2,249,933
MH Sub I LLC, 2023 May New Term Loan, (1 Month TSFR +4.25%)	9.58	5/3/2028	4,060,945	[f]	3,909,938
MH Sub I LLC, Second Lien Term Loan, (1 Month TSFR +6.25%)	11.58	2/23/2029	1,670,000	[f]	1,464,590
Proofpoint, Inc., Initial Term Loan, (1 Month TSFR +3.36%)	8.70	8/31/2028	4,611,274	[f]	4,572,839
PUG LLC, USD Term Loan B, (1 Month TSFR +3.61%)	8.95	2/13/2027	2,425,000	[f]	2,312,092
Weddingwire, Inc., Amendment No. 3 Term Loan, (1-3 Month TSFR +4.60%)	9.70	12/21/2025	4,161,944	[f]	4,161,944
				28,679,841
Materials - 3.6%
ASP Navigate Acquisition Corp., Initial Term Loan, (3 Month TSFR +4.25%)	9.62	10/6/2027	2,917,072	[f]	2,895,194
Berlin Packaging LLC, Tranche Term Loan B-5, (3 Month LIBOR +3.75% & 1 Month TSFR +3.86%)	9.24	3/11/2028	3,013,027	[f]	2,989,737
Charter Next Generation, 2021 Refinancing Term Loan, (1 Month TSFR +3.75%)	9.20	12/1/2027	3,163,216	[f]	3,148,143
Clydesdale Acquisition, Term Loan B, (1 Month TSFR +4.18%)	9.61	4/13/2029	4,445,987	[f]	4,422,757

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 87.0% (continued)
Materials - 3.6% (continued)
LABL, Inc., Initial Dollar Term Loan, (1 Month TSFR +5.10%)		10.43	10/29/2028	4,284,750	[f]	4,278,430
MAR Bidco Sarl, USD Facility Term Loan B, (3 Month LIBOR +3.95%)		9.00	6/28/2028	3,080,608	[f]	2,967,657
Mauser Packaging Solutions Holding Co., Initial Term Loan, (1 Month TSFR +4.00%)		9.32	8/10/2026	2,574,238	[f]	2,579,245
Proampac PG Borrower LLC, 2020-1 Term Loan, (1-3 Month TSFR +3.97%)		9.29	11/3/2025	3,944,319	[f]	3,944,319
					27,225,482
Media - 2.3%
Altice Financing SA, 2022 Dollar Term Loan, (3 Month TSFR +5.00%)		10.31	10/31/2027	2,480,000	[f]	2,357,550
Cengage Learning, Inc., 2021 Refinancing Term Loan, (3 Month TSFR +4.75%)		10.32	7/14/2026	3,669,675	[f]	3,666,336
CSC Holdings LLC, 2017 Refinancing Term Loan, (1 Month LIBOR +2.25%)		7.67	7/17/2025	2,432,491	[f]	2,350,395
DIRECTV Financing LLC, Closing Date Term Loan, (1 Month TSFR +5.00%)		10.45	8/2/2027	4,927,155	[f]	4,877,046
iHeartCommunications, Inc., New Term Loan, (1 Month LIBOR +3.11%)		8.45	5/1/2026	1,000,000	[f]	895,160
United Talent Agency LLC, Term Loan B, (1 Month TSFR +4.11%)		9.45	7/7/2028	989,886	[f]	979,987
Virgin Media SFA Finance, Facility Term Loan O, (1 Month EURIBOR +2.50%)	EUR	6.14	1/31/2029	2,500,000	[f]	2,659,368
					17,785,842
Metals & Mining - .4%
Arsenal AIC Parent LLC, Term Loan B, (3 Month TSFR +4.50%)		9.88	8/18/2030	3,015,000	[f]	3,021,784
Real Estate - .7%
Cushman & Wakefield US Borrower LLC, 2023-2 Refinancing Term Loan, (1 Month TSFR +4.00%)		9.33	1/31/2030	3,160,000	[f]	3,152,100
Greystar Real Estate Partners LLC, Term Loan, (1 Month TSFR +3.75%)		9.06	8/21/2030	2,157,407	[f]	2,157,407
					5,309,507

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 87.0% (continued)
Retailing - 1.8%
IRB Holding Corp., 2022 Replacement Term Loan B, (1 Month TSFR +3.10%)		8.43	12/15/2027	4,000,000	[f]	3,983,960
Lakeshore Learning Materials LLC, Initial Term Loan, (1 Month TSFR +3.50%)		8.95	10/1/2028	1,870,505	[f]	1,860,376
RH, Initial Term Loan, (1 Month TSFR +2.61%)		7.95	10/20/2028	2,625,693	[f]	2,549,508
Staples, Inc., 2019 Refinancing New Term Loan B-1, (3 Month LIBOR +5.00%)		10.63	4/12/2026	3,976,265	[f]	3,421,755
United Petfood Finance BV, Facility Term Loan B, (3 Month EURIBOR +2.75%)	EUR	3.25	3/29/2028	2,000,000	[f]	2,130,748
					13,946,347
Semiconductors & Semiconductor Equipment - .4%
MKS Instruments, Inc., Term Loan B, (1 Month TSFR +2.85%)		8.18	8/17/2029	1,811,718	[f]	1,813,602
Natel Engineering Co., Inc., Initial Term Loan, (1 Month TSFR +6.36%)		11.68	4/30/2026	1,817,362	[f]	1,410,727
					3,224,329
Technology Hardware & Equipment - 3.3%
Atlas CC Acquisition Corp., First Lien Term Loan B, (3 Month TSFR +4.51%)		9.93	5/25/2028	2,472,586	[f]	2,280,343
Atlas CC Acquisition Corp., First Lien Term Loan C, (3 Month TSFR +4.51%)		9.93	5/25/2028	502,899	[f]	463,799
Austin Bidco, Inc., Term Loan B, (1 Month LIBOR +3.75%)		9.33	2/11/2028	1,994,898	[f]	1,984,923
McAfee Corp., Tranche Term Loan B-1, (1 Month TSFR +3.85%)		9.17	3/1/2029	4,687,999	[f]	4,611,819
Optiv Parent, Inc., Term Loan, (6 Month TSFR +5.25%)		10.34	8/26/2026	3,021,398	[f]	2,915,649
Peraton Corp., First Lien Term Loan B, (1 Month TSFR +3.85%)		9.18	2/1/2028	4,892,921	[f]	4,854,316
Perforce Software, Inc., Term Loan, (1 Month TSFR +3.75%)		9.20	7/1/2026	3,408,660	[f]	3,291,709
Sitel Worldwide Corp., Initial Dollar Term Loan, (1 Month TSFR +3.86%)		9.20	8/27/2028	1,952,107	[f]	1,934,050
VeriFone Systems, Inc., First Lien Initial Term Loan, (3 Month TSFR +4.26%)		9.65	8/20/2025	2,775,431	[f]	2,578,334
					24,914,942

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 87.0% (continued)
Telecommunication Services - 3.8%
Altice France SA, USD Term Loan B-14, (3 Month TSFR +5.50%)		10.81	8/31/2028	5,168,192	[f]	4,541,575
CCI Buyer, Inc., First Lien Initial Term Loan, (3 Month TSFR +4.00%)		9.24	12/17/2027	3,974,484	[f]	3,938,873
Ciena Corp., 2023 Incremental Term Loan, (1 Month TSFR +2.50%)		7.81	1/19/2030	1,990,000	[f]	1,995,393
CommScope, Inc., Initial Term Loan, (1 Month TSFR +3.36%)		8.70	4/4/2026	1,932,378	[f]	1,782,377
Consolidated Communications, Term Loan B-1, (1 Month TSFR +3.50%)		8.95	10/2/2027	2,110,000	[f]	1,835,531
Intelsat Jackson Holdings, Term Loan B, (3 Month TSFR +4.40%)		9.77	2/1/2029	4,660,685	[f]	4,666,511
Iridium Satellite LLC, Term Loan B-2, (1 Month TSFR +2.50%)		7.93	11/4/2026	2,344,193	[f]	2,350,218
Lumen Technologies, Inc., Term Loan B, (1 Month TSFR +2.36%)		7.70	3/15/2027	3,171,221	[f]	2,085,966
Telesat LLC, Term Loan B-5, (3 Month TSFR +2.75%)		8.43	12/6/2026	3,750,000	[f]	2,709,375
Zayo Group Holdings, Inc., Initial Dollar Term Loan, (1 Month TSFR +3.00%)		8.45	3/9/2027	1,100,000	[f]	884,340
Zayo Group Holdings, Inc., Initial Euro Term Loan, (1 Month EURIBOR +3.25%)	EUR	6.88	3/9/2027	3,000,000	[f]	2,458,102
					29,248,261
Transportation - .5%
ASP LS Acquisition Corp., First Lien Initial Term Loan, (2 Month TSFR +4.50%)		10.13	5/7/2028	1,994,924	[f]	1,745,060
Odyssey Logistics & Technology Corp., Initial Term Loan, (3 Month TSFR +4.50%)		9.92	10/12/2027	2,230,000	[f]	2,220,712
					3,965,772
Utilities - 2.4%
Calpine Construction Finance Co., Refinance Term Loan, (1 Month TSFR +2.25%)		7.58	8/2/2030	1,166,667	[f]	1,160,209
Compass Power Generation, Tranche Term Loan B-2, (1 Month TSFR +4.36%)		9.70	4/14/2029	3,443,735	[f]	3,441,806
Eastern Power LLC, Term Loan B, (1 Month TSFR +3.86%)		9.20	10/2/2025	3,919,764	[f]	3,778,594
Generation Bridge Northeast LLC, Term Loan B, (1 Month TSFR +4.25%)		9.56	8/7/2029	2,154,000	[f]	2,156,692

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 87.0% (continued)
Utilities - 2.4% (continued)
Hamilton Projects Acquiror, Term Loan, (1 Month TSFR +4.61%)	9.95	6/26/2027	4,153,202	[f]	4,125,085
Invenergy Thermal Operating I LLC, New Term Loan B, (1 Month TSFR +4.50%)	5.50	8/3/2029	1,830,612	[f]	1,814,594
Invenergy Thermal Operating I LLC, Term Loan C, (1 Month TSFR +4.50%)	5.50	8/3/2029	140,816	[f]	139,584
Panda Stonewall, Term Loan, (3 Month TSFR +6.00%)	6.50	11/12/2026	1,750,000	[f]	1,627,500
				18,244,064
Total Floating Rate Loan Interests (cost $658,863,718)			662,707,003
			Shares
Exchange-Traded Funds - 2.4%
Registered Investment Companies - 2.4%
Invesco Senior Loan ETF			226,900	[c]	4,785,321
iShares 5-10 Year Investment Grade Corporate Bond ETF			66,900		3,351,690
iShares 7-10 Year Treasury Bond ETF			19,940	[c]	1,890,312
iShares iBoxx Investment Grade Corporate Bond ETF			31,460	[c]	3,339,794
SPDR Blackstone Senior Loan ETF			114,370	[c]	4,817,264
Total Exchange-Traded Funds (cost $18,334,444)			18,184,381
	1-Day Yield (%)
Investment Companies - 6.4%
Registered Investment Companies - 6.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $48,534,112)	5.41		48,534,112	[h]	48,534,112

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - 1.4%
Registered Investment Companies - 1.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $10,808,894)	5.41	10,808,894	[h] 10,808,894
Total Investments (cost $796,371,010)		104.7%	797,640,951
Liabilities, Less Cash and Receivables		(4.7%)	(35,836,831)
Net Assets		100.0%	761,804,120

ETF—Exchange-Traded Fund

EURIBOR—Euro Interbank Offered Rate

LIBOR—London Interbank Offered Rate

SPDR—Standard & Poor's Depository Receipt

TSFR—Term Secured Overnight Financing Rate Reference Rates

EUR—Euro

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2023, these securities were valued at $54,200,767 or 7.11% of net assets.

c Security, or portion thereof, on loan. At August 31, 2023, the value of the fund’s securities on loan was $15,197,337 and the value of the collateral was $17,197,285, consisting of cash collateral of $10,808,894 and U.S. Government & Agency securities valued at $6,388,391. In addition, the value of collateral may include pending sales that are also on loan.

d Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

e Payment-in-kind security and interest may be paid in additional par.

f Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

g Investment, or portion of investment, represents an unfunded floating note loan interest outstanding.

h Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Consumer, Non-cyclical	20.1
Technology	15.0
Consumer, Cyclical	13.4
Industrial	11.7
Communications	11.4
Financial	11.3
Investment Companies	10.2
Collateralized Loan Obligations	3.1
Utilities	3.0
Energy	2.7
Basic Materials	2.5
Diversified	.3
104.7

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 8/31/2022	Purchases ($)†	Sales ($)	Value ($) 8/31/2023	Dividends/ Distributions ($)
Registered Investment Companies - 6.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 6.4%	76,316,181	419,428,127	(447,210,196)	48,534,112	2,211,980
Investment of Cash Collateral for Securities Loaned - 1.4%††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 1.4%	-	30,261,799	(19,452,905)	10,808,894	9,702	†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	3,281,960	26,043,638	(29,325,598)	-	32,199	†††
Total - 7.8%	79,598,141	475,733,564	(495,988,699)	59,343,006	2,253,881

† Includes reinvested dividends/distributions.

†† Effective July 3, 2023, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized (Depreciation) ($)
Citigroup Global Markets Inc.
United States Dollar	52,199,639	Euro	48,250,000	9/28/2023	(190,745)
Gross Unrealized Depreciation					(190,745)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2023

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $15,197,337)—Note 1(c):
Unaffiliated issuers	737,028,004	738,297,945
Affiliated issuers	59,343,006	59,343,006
Cash		4,717,355
Cash denominated in foreign currency	213,181	216,607
Receivable for investment securities sold		35,632,751
Dividends, interest and securities lending income receivable		5,713,027
Receivable for shares of Common Stock subscribed		1,124,926
Cash collateral held by broker—Note 4		560,000
Prepaid expenses		64,964
		845,670,581
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		431,647
Payable for investment securities purchased		71,125,321
Liability for securities on loan—Note 1(c)		10,808,894
Payable for shares of Common Stock redeemed		1,234,532
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		190,745
Directors’ fees and expenses payable		17,483
Other accrued expenses		57,839
		83,866,461
Net Assets ($)		761,804,120
Composition of Net Assets ($):
Paid-in capital		892,713,384
Total distributable earnings (loss)		(130,909,264)
Net Assets ($)		761,804,120

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	13,068,337	712,806	136,815,606	611,207,371
Shares Outstanding	1,179,444	64,397	12,381,843	55,388,870
Net Asset Value Per Share ($)	11.08	11.07	11.05	11.03

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended August 31, 2023

Investment Income ($):
Income:
Interest	64,383,160
Dividends:
Unaffiliated issuers	405,929
Affiliated issuers	2,211,980
Income from securities lending—Note 1(c)	41,901
Total Income	67,042,970
Expenses:
Management fee—Note 3(a)	4,887,578
Loan commitment fees—Note 2	168,334
Professional fees	140,634
Directors’ fees and expenses—Note 3(d)	106,205
Shareholder servicing costs—Note 3(c)	96,641
Registration fees	93,721
Prospectus and shareholders’ reports	33,623
Chief Compliance Officer fees—Note 3(c)	19,196
Distribution fees—Note 3(b)	6,303
Custodian fees—Note 3(c)	3,150
Miscellaneous	60,025
Total Expenses	5,615,410
Less—reduction in expenses due to undertaking—Note 3(a)	(4,275)
Less—reduction in fees due to earnings credits—Note 3(c)	(2,642)
Net Expenses	5,608,493
Net Investment Income	61,434,477
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(27,394,037)
Net realized gain (loss) on forward foreign currency exchange contracts	(3,032,583)
Net Realized Gain (Loss)	(30,426,620)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	32,422,556
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	92,610
Net Change in Unrealized Appreciation (Depreciation)	32,515,166
Net Realized and Unrealized Gain (Loss) on Investments	2,088,546
Net Increase in Net Assets Resulting from Operations	63,523,023

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2023	2022
Operations ($):
Net investment income	61,434,477	35,056,086
Net realized gain (loss) on investments	(30,426,620)	(5,123,032)
Net change in unrealized appreciation (depreciation) on investments	32,515,166	(35,075,601)
Net Increase (Decrease) in Net Assets Resulting from Operations	63,523,023	(5,142,547)
Distributions ($):
Distributions to shareholders:
Class A	(1,098,468)	(819,234)
Class C	(57,563)	(17,117)
Class I	(8,260,788)	(4,688,438)
Class Y	(49,494,146)	(28,028,547)
Total Distributions	(58,910,965)	(33,553,336)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	2,775,236	27,174,221
Class C	287,583	480,530
Class I	132,803,376	113,270,770
Class Y	189,237,255	309,371,386
Distributions reinvested:
Class A	1,031,325	728,789
Class C	51,638	14,263
Class I	8,207,783	4,661,076
Class Y	14,570,014	7,823,172
Cost of shares redeemed:
Class A	(11,121,282)	(23,440,252)
Class C	(399,171)	(155,781)
Class I	(148,399,225)	(73,601,212)
Class Y	(282,802,820)	(228,738,426)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(93,758,288)	137,588,536
Total Increase (Decrease) in Net Assets	(89,146,230)	98,892,653
Net Assets ($):
Beginning of Period	850,950,350	752,057,697
End of Period	761,804,120	850,950,350

	Year Ended August 31,
	2023	2022
Capital Share Transactions (Shares):
Class Aa
Shares sold	255,040	2,403,741
Shares issued for distributions reinvested	95,413	64,709
Shares redeemed	(1,027,249)	(2,099,084)
Net Increase (Decrease) in Shares Outstanding	(676,796)	369,366
Class Ca
Shares sold	26,712	43,124
Shares issued for distributions reinvested	4,779	1,277
Shares redeemed	(36,905)	(13,860)
Net Increase (Decrease) in Shares Outstanding	(5,414)	30,541
Class Ib
Shares sold	12,197,706	10,226,561
Shares issued for distributions reinvested	760,911	416,617
Shares redeemed	(13,759,747)	(6,616,713)
Net Increase (Decrease) in Shares Outstanding	(801,130)	4,026,465
Class Yb
Shares sold	17,532,972	27,738,624
Shares issued for distributions reinvested	1,353,499	699,502
Shares redeemed	(26,228,209)	(20,678,812)
Net Increase (Decrease) in Shares Outstanding	(7,341,738)	7,759,314

[a]	During the period ended August 31, 2023, 15 Class C shares representing $163 were automatically converted to 15 Class A shares.
[b]

During the period ended August 31, 2023, 952,587 Class Y shares representing $10,290,185 were exchanged for 951,229 Class I shares and during the period ended August 31, 2022, 921,916 Class Y shares representing $10,317,186 were exchanged for 920,582 Class I shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended August 31,
Class A Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	10.97	11.50	11.16	11.64	12.07
Investment Operations:
Net investment income[a]	.83	.45	.46	.55	.65
Net realized and unrealized gain (loss) on investments	.10	(.54)	.33	(.48)	(.47)
Total from Investment Operations	.93	(.09)	.79	.07	.18
Distributions:
Dividends from net investment income	(.82)	(.44)	(.45)	(.55)	(.61)
Net asset value, end of period	11.08	10.97	11.50	11.16	11.64
Total Return (%)[b]	8.97	(.83)	7.18	.69	1.59
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.04	1.06	1.10	1.19	1.12
Ratio of net expenses to average net assets	1.02	1.03	1.04	1.04	1.02
Ratio of net investment income to average net assets	7.77	4.05	4.01	4.74	5.26
Portfolio Turnover Rate	91.95	59.58	81.57	93.27	86.44
Net Assets, end of period ($ x 1,000)	13,068	20,367	17,093	6,634	26,637

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

	Year Ended August 31,
Class C Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	10.96	11.49	11.15	11.63	12.06
Investment Operations:
Net investment income[a]	.79	.36	.36	.44	.54
Net realized and unrealized gain (loss) on investments	.06	(.53)	.34	(.45)	(.45)
Total from Investment Operations	.85	(.17)	.70	(.01)	.09
Distributions:
Dividends from net investment income	(.74)	(.36)	(.36)	(.47)	(.52)
Net asset value, end of period	11.07	10.96	11.49	11.15	11.63
Total Return (%)[b]	8.15	(1.54)	6.36	(.05)	.82
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.88	1.89	1.94	1.84	1.80
Ratio of net expenses to average net assets	1.77	1.78	1.79	1.79	1.77
Ratio of net investment income to average net assets	7.20	3.30	3.26	3.94	4.52
Portfolio Turnover Rate	91.95	59.58	81.57	93.27	86.44
Net Assets, end of period ($ x 1,000)	713	765	451	808	1,745

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class I Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	10.94	11.47	11.14	11.62	12.05
Investment Operations:
Net investment income[a]	.87	.48	.48	.54	.68
Net realized and unrealized gain (loss) on investments	.09	(.54)	.33	(.44)	(.47)
Total from Investment Operations	.96	(.06)	.81	.10	.21
Distributions:
Dividends from net investment income	(.85)	(.47)	(.48)	(.58)	(.64)
Net asset value, end of period	11.05	10.94	11.47	11.14	11.62
Total Return (%)	9.25	(.56)	7.38	1.06	1.78
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.77	.82	.86	.85	.82
Ratio of net expenses to average net assets	.77	.78	.79	.79	.77
Ratio of net investment income to average net assets	8.11	4.30	4.26	4.90	5.58
Portfolio Turnover Rate	91.95	59.58	81.57	93.27	86.44
Net Assets, end of period ($ x 1,000)	136,816	144,274	105,019	70,716	89,078

a Based on average shares outstanding.

See notes to financial statements.

	Year Ended August 31,
Class Y Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	10.93	11.45	11.12	11.60	12.03
Investment Operations:
Net investment income[a]	.89	.49	.49	.55	.66
Net realized and unrealized gain (loss) on investments	.06	(.54)	.32	(.44)	(.44)
Total from Investment Operations	.95	(.05)	.81	.11	.22
Distributions:
Dividends from net investment income	(.85)	(.47)	(.48)	(.59)	(.65)
Net asset value, end of period	11.03	10.93	11.45	11.12	11.60
Total Return (%)	9.31	(.45)	7.44	1.03	1.90
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.73	.73	.75	.75	.73
Ratio of net expenses to average net assets	.73	.73	.75	.75	.73
Ratio of net investment income to average net assets	8.19	4.35	4.30	4.95	5.55
Portfolio Turnover Rate	91.95	59.58	81.57	93.27	86.44
Net Assets, end of period ($ x 1,000)	611,207	685,544	629,495	578,055	790,351

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Floating Rate Income Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Fund IV, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek high current income. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. The Adviser has engaged Alcentra NY, LLC (the “Sub-Adviser”) to serve as the sub-adviser to the fund, pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser. As sub-adviser to the fund, the Sub-Adviser, subject to the Adviser’s supervision, provides day-to-day management of the fund’s investments. The Sub-Adviser, 9 West 57th Street, Suite 4920, New York, NY 10019, is a registered investment adviser specializing in sub-investment grade corporate credit investment strategies. The Sub-Adviser is a subsidiary of Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton (“Franklin Templeton”). Franklin Templeton, through its specialist investment managers, offers boutique specialization on a global scale, bringing extensive capabilities in fixed income, equity, alternatives, and multi-asset solutions.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (75 million shares authorized), Class C (75 million shares authorized), Class I (75 million shares authorized) and Class Y (275 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of August 31, 2023, MBC Investments Corporation, an indirect subsidiary of BNY Mellon, held 8,000 Class C shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

NOTES TO FINANCIAL STATEMENTS (continued)

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee, effective September 8, 2022, to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in debt securities floating rate loan interests and other securities, excluding short-term investments (other than U.S. Treasury Bills) and forward foreign currency exchange contracts (“forward contracts”), are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the

Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a Service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depositary Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

NOTES TO FINANCIAL STATEMENTS (continued)

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of August 31, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Collateralized Loan Obligations	-	23,943,156	-	23,943,156
Corporate Bonds	-	33,463,405	-	33,463,405
Exchange-Traded Funds	18,184,381	-	-	18,184,381
Floating Rate Loan Interests	-	662,707,003	-	662,707,003
Investment Companies	59,343,006	-	-	59,343,006
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(190,745)	-	(190,745)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended August 31, 2023, BNY Mellon earned $5,713 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different

NOTES TO FINANCIAL STATEMENTS (continued)

country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

Foreign Investment Risk: To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.

Floating Rate Loan Risk. Unlike publicly traded common stocks which trade on national exchanges, there is no central market or exchange for loans to trade. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the fund’s ability to pay redemption proceeds within the allowable time periods. The secondary market for floating rate loans also may be subject to irregular trading activity and wide bid/ask spreads. The lack of an active trading market for certain floating rate loans may impair the ability of the fund to realize full value in the event of the need to sell a floating rate loan and may make it difficult to value such loans. There may be less readily available, reliable information about certain floating rate loans than is the case for many other types of securities, and the fund’s portfolio managers may be required to rely primarily on their own evaluation of a borrower’s credit quality rather than on any available independent sources. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the issuer’s obligations in the event of non-payment of scheduled interest or principal or may be difficult to readily liquidate. In the event of the bankruptcy of a borrower, the fund could experience delays or limitations imposed by bankruptcy or other insolvency laws with respect to its ability to realize the benefits of the collateral securing a loan. The floating rate loans in which the fund invests typically will be below investment grade quality and, like other below investment grade securities, are inherently speculative. As a result, the risks associated with such floating rate loans are similar to the risks of below investment grade securities, although senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured.

Subordinated Securities Risk: Holders of securities that are subordinated or “junior” to more senior securities of an issuer are entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than nonsubordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on the market value of these securities. Subordinated loans generally have greater price volatility than senior loans and may be less liquid.

Loan Valuation Risk. Because there may be a lack of centralized information and trading for certain loans in which the fund may invest, reliable market value quotations may not be readily available for such loans and their valuation may require more research than for securities with a more developed secondary market.

Debt Risk: The fund invests in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. High yield (“junk”) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Such values may also decline because of factors that affect a particular industry.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid on a monthly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are

NOTES TO FINANCIAL STATEMENTS (continued)

determined in accordance with income tax regulations, which may differ from GAAP.

On August 31, 2023, the Board declared a cash dividend of $.084, $.077, $.086 and $.086 per share from undistributed net investment income for Class A, Class C, Class I and Class Y shares, respectively, payable on September 1, 2023, to shareholders of record as of the close of business on August 31, 2023. The ex-dividend date was September 1, 2023.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended August 31, 2023, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2023, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $8,053,043, accumulated capital losses $139,748,288 and unrealized appreciation $785,981.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2023. The fund has $32,182,263 of short-term capital losses and $107,566,025 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal years ended August 31, 2023 and August 31, 2022 were as follows: ordinary income $58,910,965 and $33,553,336, respectively.

(h) New accounting pronouncements: In 2020, the FASB issued Accounting Standards Update No. 2020-04, Reference Rate Reform (Topic

848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting.

The objective of the guidance in Topic 848 is to provide temporary relief during the transition period. The FASB included a sunset provision within Topic 848 based on expectations of when the LIBOR would cease being published. At the time that Update 2020-04 was issued, the UK Financial Conduct Authority (FCA) had established its intent that it would no longer be necessary to persuade, or compel, banks to submit to LIBOR after December 31, 2021. As a result, the sunset provision was set for December 31, 2022—12 months after the expected cessation date of all currencies and tenors of LIBOR.

In March 2021, the FCA announced that the intended cessation date of the overnight 1-, 3-, 6-, and 12-month tenors of USD LIBOR would be June 30, 2023, which is beyond the current sunset date of Topic 848.

Because the current relief in Topic 848 may not cover a period of time during which a significant number of modifications may take place, the amendments in this Update defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024 (“FASB Sunset Date”), after which entities will no longer be permitted to apply the relief in Topic 848.

Management had evaluated the impact of Topic 848 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the Reference Rate Reform. Management has no concerns in adopting Topic 848 by FASB Sunset Date. Management will continue to work with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to

NOTES TO FINANCIAL STATEMENTS (continued)

pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2023, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .65% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from September 1, 2022 through December 30, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s share classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .75% of the fund’s average daily net assets. On or after December 30, 2023, the Adviser may terminate the expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $4,275 during the period ended August 31, 2023.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser serves as the fund’s sub-adviser responsible for the day-to-day management of the fund’s portfolio. The Adviser pays the Sub-Adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-advisory fee paid by the Adviser to any unaffiliated sub-adviser in the aggregate with other unaffiliated sub-advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-advisory fee payable by the Adviser separately to a sub-adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-adviser and recommend the hiring, termination, and replacement of any sub-adviser to the Board.

During the period ended August 31, 2023, the Distributor retained $431 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended August 31, 2023, Class C shares were charged $6,303 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2023, Class A and Class C shares were charged $36,260 and $2,101, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the

NOTES TO FINANCIAL STATEMENTS (continued)

fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended August 31, 2023, the fund was charged $8,359 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $2,642.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended August 31, 2023, the fund was charged $3,150 pursuant to the custody agreement.

During the period ended August 31, 2023, the fund was charged $19,196 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $421,167, Distribution Plan fees of $468, Shareholder Services Plan fees of $2,846, Custodian fees of $2,500, Chief Compliance Officer fees of $3,025 and Transfer Agent fees of $1,641.

(d) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and forward contracts, during the period ended August 31, 2023, amounted to $662,088,408 and $737,332,681, respectively.

Floating Rate Loan Interests: Floating rate instruments are loans and other securities with interest rates that adjust or “float” periodically. Floating rate loans are made by banks and other financial institutions to their corporate clients. The rates of interest on the loans adjust periodically by reference to a base lending rate, plus a premium or credit spread. Floating rate loans reset on periodic set dates, typically 30 to 90 days, but not to exceed one year. The fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

The fund may enter into certain credit agreements all or a portion of which may be unfunded. The fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Statement of Investments. At August 31, 2023, the fund had sufficient cash and/or securities to cover these commitments.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination. The SEC adopted Rule 18f-4 under the Act, which regulates the use of derivatives transactions for certain funds registered under the Act. The fund is deemed a “limited” derivatives user under the rule and is required to limit its derivatives exposure so that the total notional value of derivatives does not exceed 10% of fund’s net assets, and is subject to certain reporting requirements.

Each type of derivative instrument that was held by the fund during the period ended August 31, 2023 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of

NOTES TO FINANCIAL STATEMENTS (continued)

Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward Contracts open at August 31, 2023 are set forth in the Statement of Investments.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At August 31, 2023, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	-	(190,745)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	-	(190,745)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	-	(190,745)

The following table presents derivative liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of August 31, 2023:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Citigroup Global Markets Inc.	(190,745)		-	190,745		-

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following table summarizes the average market value of derivatives outstanding during the period ended August 31, 2023:

Average Market Value ($)
Forward contracts	57,917,524

At August 31, 2023, the cost of investments inclusive of derivative contracts for federal income tax purposes was $797,283,542; accordingly, accumulated net unrealized appreciation on investments was $357,409, consisting of $10,425,086 gross unrealized appreciation and $10,067,677 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Fund and Board of Directors of
BNY Mellon Investment Funds IV, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Floating Rate Income Fund (the Fund), a series of BNY Mellon Investment Funds IV, Inc., including the statement of investments, as of August 31, 2023, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2023, by correspondence with custodian, agent banks, and brokers or by other appropriate auditing procedures when replies from agent banks, and brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
October 23, 2023

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund designates the maximum amount allowable but not less than 94.50% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code. Where required by federal tax law rules, shareholders will receive notification of their portion of the Fund’s taxable ordinary dividends and capital gains distributions paid for the 2023 calendar year on Form 1099-DIV which will be mailed in early 2024.

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on March 6-7, 2023, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (together with the Management Agreement, the “Agreements”), pursuant to which Alcentra NY, LLC (“Alcentra NY”) (the “Sub-Adviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class Y shares with the performance of a group of institutional loan participant funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional loan participation funds (the “Performance Universe”), all for various periods ended December 31, 2022 and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the

Performance Group (the “Expense Group”) and with a broader group of all institutional loan participation funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and the Performance Universe medians for all periods. The Board noted that the fund had a four star rating for three- and five-year periods and a four star overall rating from Morningstar based on Morningstar’s risk-adjusted return measures.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and higher than the Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group median and equivalent to the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until December 30, 2023, to waive receipt of the fund’s share fees and/or assume the direct expenses of the fund so that the direct expenses of none of its share classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .75% of the value of the fund’s average daily net assets.

Representatives of the Adviser noted that there were no other funds advised by the Adviser that are in the same Lipper category as the fund or separate accounts and/or other types of client portfolios advised by the Adviser or the Sub-Adviser that are considered to have similar investment strategies and policies as the fund.

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. The fund has established a Highly Liquid Investment Minimum (“HLIM”) and will review the HLIM periodically, no less frequently than annually. The fund has adopted policies and procedures to address any shortfall of the fund’s highly liquid assets below the HLIM and the Program Administrator will notify the fund board if the shortfall lasts for more than seven consecutive calendar days. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the fund’s board. Furthermore, the board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness, describes any material changes made to the Program and the determination of the fund’s HLIM.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the fund board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2022 to December 31, 2022, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (79)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-May 2023)

No. of Portfolios for which Board Member Serves: 86

———————

Francine J. Bovich (72)

Board Member (2012)

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 47

———————

Andrew J. Donohue (73)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Shearman & Sterling LLP, a law firm, Of Counsel (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 40

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Kenneth A. Himmel (77)

Board Member (1993)

Principal Occupation During Past 5 Years:

• Related Urban Development, a real estate development company, President and Chief Executive Officer (1996-Present)

• American Food Management, a restaurant company, Chief Executive Officer (1983-Present)

• Himmel & Company, a real estate development company, President and Chief Executive Officer (1980-Present)

• Gulf Related, an international real estate development company, Managing Partner (2010-December 2020)

No. of Portfolios for which Board Member Serves: 18

———————

Bradley Skapyak (64)

Board Member (2021)

Principal Occupation During Past 5 Years:

• Chief Operating Officer and Director of The Dreyfus Corporation (2009-2019)

• Chief Executive Officer and Director of the Distributor (2016-2019)

• Chairman and Director of The Dreyfus Transfer Agent, Inc. (2011-2019)

• Senior Vice President of The Bank of New York Mellon (2007-2019)

No. of Portfolios for which Board Member Serves: 18

———————

Roslyn M. Watson (73)

Board Member (1993)

Principal Occupation During Past 5 Years:

• Watson Ventures, Inc., a real estate investment company, Principal (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 40

———————

Benaree Pratt Wiley (77)

Board Member (1998)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 57

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Distribution, BNY Investment Management since February 2023; and Head of North America Product, BNY Mellon Investment Management from January 2018 to February 2023. He is an officer of 53 investment companies (comprised of 103 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 45 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Director of the Adviser since February 2023; Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 64 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021; and Counsel of BNY Mellon from August 2018 to December 2021. She is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 33 years old and has been an employee of BNY Mellon since August 2013.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; and Managing Counsel of BNY Mellon from December 2017 to September 2021. She is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 47 years old and has been an employee of BNY Mellon since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon. He is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 58 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since June 2012.

JOANNE SKERRETT, Vice President and Assistant Secretary since March 2023.

Managing Counsel of BNY Mellon since June 2022; and Senior Counsel with the Mutual Fund Directors Forum, a leading funds industry organization, from 2016 to June 2022. She is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 51 years old and has been an employee of the Adviser since June 2022.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Head of Product Development of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 103 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President of the Adviser since December 2022; Head of Product Management of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 103 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 46 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 53 investment companies (comprised of 105 portfolios) managed by the Adviser. He is 66 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 47 investment companies (comprised of 115 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 55 years old and has been an employee of the Distributor since 1997.

For More Information

BNY Mellon Floating Rate Income Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Alcentra NY, LLC

9 West 57th Street,

Suite 4920

New York, NY 10019

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DFLAX Class C: DFLCX Class I: DFLIX Class Y: DFLYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 6240AR0823

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Bradley J. Skapyak, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Skapyak is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $59,150 in 2022 and $60,500 in 2023.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,600 in 2022 and $5,800 in 2023. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2022 and $0 in 2023.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $0 in 2022 and $0 in 2023. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2022 and $0 in 2023.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2022 and $0 in 2023.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2022 and $0 in 2023.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $3,945,912 in 2022 and $4,074,591 in 203.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

(i)	Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds IV, Inc.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: October 23, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: October 23, 2023

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: October 20, 2023

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)